UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

REGENXBIO INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37553	47-1851754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9712 Medical Center Drive, Suite 100 Rockville, Maryland		20850
(Address of principal executive offices)		(Zip Code)

(240) 552-8181

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 2, 2016, REGENXBIO Inc. (“REGENXBIO”) issued a press release announcing that the U.S. Food and Drug Administration has granted Rare Pediatric Disease Designation to REGENXBIO’s investigational gene therapy product candidate, RGX-121, for the treatment of Mucopolysaccharidosis Type II (“MPS II”). MPS II is a rare neurodegenerative disease caused by a deficiency in the lysosomal enzyme iduronate-2-sulfatase (IDS).

A copy of REGENXBIO’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	REGENXBIO Inc. Press Release dated August 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date: August 2, 2016	By:	/s/ Kenneth T. Mills
Kenneth T. Mills
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	REGENXBIO Inc. Press Release dated August 2, 2016